EXHIBIT 99.1

HealthTronics Reports Results For Third Quarter

 -- Record revenues driven by continued growth in lithotripsy and prostate procedures

 -- Significant "non-operating" expenses of $0.10 per share related to the pending merger with Prime Medical Services Inc. included in quarterly earnings

MARIETTA, Ga., Nov. 5, 2004 (PRIMEZONE) -- HealthTronics Surgical Services, Inc. (Nasdaq:HTRN), a leading device manufacturer and provider of minimally invasive urologic and orthopaedic services, today announced financial results for the third quarter ended September 30, 2004.

Revenues for the third quarter increased 19% to a record $27.3 million from the $23.0 million for the same period a year ago. Net loss for the third quarter totaled $497,000, or ($0.04) per share, inclusive of the non-operating expenses of $0.10 per share described below, compared with net income of $1.8 million, or $0.15 per share, for the comparable period last year. Included in the third quarter of 2003 was a gain on sale of $2.1 million pre-tax, or $0.11 per share, related to a gain on sale of partnership interest in one of its lithotripsy partnerships.

The net loss for the third quarter is primarily attributable to corporate, legal, accounting and advisory expenses of approximately $1,000,000, much of which was related to the Company's pending merger with Prime Medical Services Inc. (Nasdaq:PMSI). Furthermore, the Company had additional severance costs, consulting fees and tax related expenses of $558,000 in connection with the pending merger. Lastly, additional costs for Sarbanes Oxley compliance were $406,000 for the quarter. These expenses totaled approximately $2,000,000, which reduced after tax net income by $0.10 per share.

Revenues for the first nine months of 2004 increased 17% to $76.4 million from $65.3 million for the comparable period last year. Net income for the first nine months ended September 30, 2004 was $78,000, compared to $4.6 million for the first nine months of 2003. Included in the 2004 year-to-date numbers are the expenses of $2.0 million described above, which reduced after tax net income by $0.10 per share for the first nine months. The 2003 numbers include a $4.3 million pre-tax, or $0.23 per share, gain on sale of investment interest generated by the Company's planned re-syndication of several of its lithotripsy partnerships.

"HealthTronics' core businesses performed reasonably well in the third quarter," said Argil Wheelock, Chairman and CEO. "In fact, our revenues were the largest in the company's history. Profitability was negatively impacted by merger expenses unrelated to ongoing operations. Without these expenses, the Company remains on track to achieve its profit goals for the year. We remain optimistic regarding the performance for the remainder of the year. Our integration of HMT High Medical Technologies AG ("HMT") is progressing according to plan. HMT's next generation lithotripter, the LithoDiamond(r), is now being sold in the U.S. and we are seeing strong interest in the product."

Pending Merger with Prime

Special meetings of shareholders of both HealthTronics and Prime will occur at 4:00 p.m. eastern time on November 9, 2004 to vote on the merger and related matters. The Company anticipates that the transaction will close on November 10, 2004. A conference call for the investment community will be held after the close of the transaction. Details about the call will be announced shortly after the close of the merger.

Lithotripsy Operations

HealthTronics' lithotripsy procedures increased 9% during the third quarter of 2004 over the third quarter of 2003. HealthTronics' lithotripsy procedures for the third quarter of 2004 and the third quarter of 2003 were as follows:

        For the three months ended September 30,
                        2004              2003
                        -----             -----
 Consolidated           6,840             6,051
 Unconsolidated         3,296             3,211
                        -----             -----
 Total                 10,136             9,262

Lithotripsy revenue for the quarter was $16.1 million compared to $14.3 million for the comparable period last year, an increase of 13%.

Lithotripsy revenue for the first nine months of 2004 was $44.8 million compared to $41.3 million for the comparable period last year.

Orthopaedic Operations

HealthTronics performed 1,999 orthopaedic procedures during the third quarter, a 17% decrease from the 2,399 procedures performed during the third quarter of 2003. Revenues for the orthopaedic extracorporeal shock wave surgery business during the third quarter decreased 22% to $3.9 million from $5.0 million in the third quarter of 2003.

Manufacturing, Sales and Service Operations

Revenue from the equipment sales and service division was $5.5 million during the third quarter, a 120% increase over the $2.5 million during the second quarter of 2003. Losses continued at HMT, the Company's Swiss manufacturing subsidiary, despite significant progress being made in the Company's integration of the subsidiary, including significant personnel and cost reductions. These measures should have a favorable impact on financial results in 2005.

Other Operations

The Company's prostate treatment business continued to show solid growth during the third quarter. The Company performed 1,020 procedures on either benign or cancerous prostate conditions during the quarter, an increase of 26% over the 810 procedures performed during the comparable quarter last year. Revenues for prostate treatments rose 50% to $1.8 million from the $1.2 million in the third quarter of last year.

Notice to Investors

The proposed merger between HealthTronics Surgical Services and Prime Medical Services will be submitted to shareholders of both companies for their consideration. Shareholders are urged to read the definitive joint proxy statement/prospectus regarding the proposed transaction and related matters, any other relevant documents filed with the Securities and Exchange Commission and any amendments or supplements to those documents, because they contain important information. The joint proxy statement/prospectus and other filings can be obtained without charge at the SEC's website (www.sec.gov). Copies of the joint proxy statement/ prospectus and the SEC filings incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, from Martin J. McGahan, HealthTronics Surgical Services, Inc., 1841 West Oak Parkway, Suite A, Marietta, Georgia 30062, (800) 464-3795, or from John Q. Barnidge, Prime Medical Services, Inc., 1301 Capital of Texas Highway, Suite 200B, Austin, Texas 78746, (512) 314-4554.

HealthTronics, Prime, their directors and executive officers and certain of their members of management and employees may be deemed to be "participants in the solicitation" of proxies from the stockholders of HealthTronics and Prime in connection with the merger. Information regarding those participants and their interests in the merger may be obtained by reading the definitive joint proxy statement/prospectus included in the Registration Statement on Form S-4. In addition, information regarding such persons and their interests in HealthTronics and Prime is included in the proxy statements for each corporation's most recent annual shareholders meetings which have been filed with the SEC and are available as described above.

About HealthTronics Surgical Services

HealthTronics Surgical Services, Inc. is one of the nation's leading providers of non-invasive and minimally invasive medical devices and surgical services for certain urologic and orthopaedic conditions. The Company provides technical and administrative services to physicians, hospitals and ambulatory surgery centers using extracorporeal shock wave devices. The two primary services offered by HealthTronics are lithotripsy extracorporeal shock wave treatment, which is a procedure for treating kidney stones in a non-invasive manner, and Orthotripsy(r) extracorporeal shock wave surgery, which is a procedure for treating orthopaedic soft tissue disorders in a non-invasive manner. The two primary medical devices manufactured by the Company's HMT subsidiary are the LithoDiamond(r) and the OssaTron(r). The Company has operations throughout the United States and worldwide. More information about HealthTronics Surgical Services can be found at the Company's website, www.healthtronics.com.

Safe Harbor

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of HealthTronics Surgical Services to be materially different from any future results, performance or achievements express or implied by such forward-looking statements. As always, these expectations and projections are based on currently available competitive, financial, and economic data, along with operating plans, and are subject to future events and uncertainties. Among the events and uncertainties which could adversely affect future periods are: inability to establish or maintain relationships with physicians and hospitals; health care regulatory developments that prevent certain transactions with health care professionals or facilities; inability of the Company or health care providers to obtain reimbursement for use of the Company's current or future products; competition or technological change that impacts the market for the Company's products; difficulty integrating HMT and realizing projected cost savings; unanticipated regulatory and clinical costs related to FDA approval of High Intensity Focused Ultrasound ("HIFU"); and difficulty in managing the Company's growth. Additional factors that might cause such a difference, include, but are not limited to those discussed in the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and in subsequent documents filed by HealthTronics Surgical Services with the Securities and Exchange Commission.

                              Three Months Ended    Nine Months Ended
                                 September 30,         September 30,
                              2004        2003       2004      2003
                              ----        ----       ----      ----
                            (000's omitted, except per share amounts)

 Revenues                  $ 27,285    $ 22,963   $ 76,359   $ 65,306
 Net income (loss)             (497)      1,766         78      4,593

 Weighted average common
  shares outstanding:

   Basic                     12,413      11,567     12,205     11,479
   Diluted                   12,413      11,764     12,265     11,744

 Net income (loss) per
  common share:

   Basic                   $  (0.04)   $   0.15   $   0.01   $   0.40
   Diluted                 $  (0.04)   $   0.15   $   0.01   $   0.39

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (000's omitted)

                          Three months ended       Nine months ended
                             September 30,           September 30,

                           2004        2003        2004        2003
                         --------    --------    --------    --------

 Net revenue             $ 27,285    $ 22,963    $ 76,359    $ 65,306

 Cost of devices,
  service parts and
  consumables               5,722       5,074      15,629      13,887
 Salaries, general and
  administrative
  expenses                 14,467      10,847      38,883      30,219
 Depreciation and
  amortization              1,421       1,414       4,482       4,218
 Gain on sale of
  investment interest          (3)     (2,129)       (258)     (4,344)
                         --------    --------    --------    --------
                            5,678       7,757      17,623      21,326
 Equity in earnings of
  unconsolidated
  partnerships                 91         351         580         831
 Partnership
  distributions from
  cost based
  investments                 170         130         545         408

 Gain (loss) on sale of
  property and equipment      (51)        358         189         372

 Interest expense            (608)       (521)     (1,714)     (1,564)
 Interest income               53          57         164         132
                         --------    --------    --------    --------
 Income before minority
  interest and income
  taxes                     5,333       8,132      17,387      21,505
 Minority interest         (6,064)     (5,233)    (16,613)    (13,962)
                         --------    --------    --------    --------
 Income (loss) before
  income taxes               (731)      2,899         774       7,543
 Benefit (provision) for
  income taxes                234      (1,133)       (696)     (2,950)
                         --------    --------    --------    --------
 Net income (loss)       $   (497)   $  1,766    $     78    $  4,593
                         ========    ========    ========    ========
 Income (loss) per
  common share:

   Basic                 $  (0.04)   $   0.15    $   0.01    $   0.40
                         ========    ========    ========    ========
   Diluted               $  (0.04)   $   0.15        0.01    $   0.39
                         ========    ========    ========    ========
 Weighted average common
  shares outstanding:

   Basic                   12,413      11,567      12,205      11,479
                         ========    ========    ========    ========
   Diluted                 12,413      11,764      12,265      11,744
                         ========    ========    ========    ========

                      For the Three Months Ended September 30, 2004
                                     (Unaudited)
                                   (000's omitted)

                                        Manufacturing,
                                          Sales and
                  Lithotripsy Orthopaedics Service   Other      Total
                  ----------------------------------------------------

 Net revenue from
  segment          $ 16,543    $  3,916   $  8,946  $  1,798  $ 31,203
 Less intersegment
  revenue               456          --      3,462        --     3,918
                   --------    --------   --------  --------  --------
 Total
  consolidated net
  revenues by
  segment          $ 16,087    $  3,916   $  5,484  $  1,798  $ 27,285
                   ========    ========   ========  ========  ========

 Segment
  depreciation and
  amortization     $    791    $    424   $     30  $    151  $  1,396
                   ========    ========   ========  ========

 Plus unallocated
  depreciation and
  amortization                                                      25
                                                              --------
 Total consolidated
  depreciation and
  amortization                                                $  1,421
                                                              ========

 Equity in earnings
  of unconsolidated
  entities         $     91    $     --   $     --  $     --  $     91
                   ========    ========   ========  ========  ========

 Segment income
  (loss) before
   income taxes    $  2,408    $   (529)  $    (27) $    (87) $  1,765
                   ========    ========   ========  ========

 Less unallocated
  corporate
  expenses and
  intersegment
  eliminations                                                  (2,496)
                                                              --------
 Total consolidated
  loss before                                                 $   (731)
  income taxes                                                ========

                       For the Three Months Ended September 30, 2003
                                      (Unaudited)
                                    (000's omitted)

                                         Manufacturing,
                                           Sales and
                   Lithotripsy Orthopaedics Service    Other   Total
                   ---------------------------------------------------
 Net revenue from
  segment            $ 14,767   $  4,978   $  3,681  $  1,181 $ 24,607
 Less intersegment
  revenue                 438         --      1,206        --    1,644
                     --------   --------   --------  -------- --------
 Total consolidated
  net revenues by
  segment            $ 14,329   $  4,978   $  2,475  $  1,181 $ 22,963
                     ========   ========   ========  ======== ========

 Segment depreciation
  and amortization   $    825   $    438   $      4  $     72 $  1,339
                     ========   ========   ========  ========

 Plus unallocated
  depreciation and
  amortization                                                      75
                                                              --------
 Total consolidated
  depreciation and
  amortization                                                $  1,414
                                                              ========

 Equity in earnings
  of unconsolidated
  entities           $    351   $     --   $     --  $     -- $    351
                     ========   ========   ========  ======== ========

 Segment income
  (loss) before
  income taxes       $  4,811   $    (26)  $    (61) $     32 $  4,756
                     ========   ========   ========  ========

 Less unallocated
  corporate
  expenses and
  intersegment
  eliminations                                                  (1,857)
                                                              --------
 Total consolidated
  income before
  income taxes                                                $  2,899
                                                              ========

                  For the Nine Months Ended September 30, 2004
                                  (000's omitted)

                                      Manufacturing,
                                        Sales and
                Lithotripsy Orthopaedics Service    Other     Total
                ------------------------------------------------------

 Net revenue
  from segment    $ 46,035   $ 12,659  $ 21,759   $  5,531   $ 85,984

 Less intersegment
  revenue            1,195         --     8,430         --      9,625
                  --------   --------  --------   --------   --------
 Total
  consolidated
  net revenues
  by segment      $ 44,840   $ 12,659  $ 13,329   $  5,531   $ 76,359
                  ========   ========  ========   ========   ========

 Segment depreciation
  and
  amortization    $  2,463   $  1,332  $    150   $    457   $  4,402
                  ========   ========  ========   ========
 Plus unallocated
  depreciation and
  amortization                                                     80
                                                              -------
 Total consolidated
  depreciation and
  amortization                                               $  4,482
                                                             ========
 Equity in
  earnings of
  unconsolidated
  entities        $    580   $   --     $   --    $   --     $    580
                  ========   ========  ========   ========   ========
 Segment income
  (loss) before
  income
  taxes           $  7,067   $ (1,162)  $  (315)  $    201   $  5,791
                  ========   ========  ========   ========
 Less unallocated
  corporate expenses                                           (5,017)
                                                             --------
 Total consolidated
  income before income taxes                                 $    774
                                                             ========

                For the Nine Months Ended September 30, 2003
                                (000's omitted)

                                      Manufacturing,
                                        Sales and
                Lithotripsy Orthopaedics Service    Other     Total
                ------------------------------------------------------
 Net revenue
  from segment    $ 42,309   $ 13,577  $  9,723      3,467   $ 69,076

 Less intersegment
  revenue              989         --     2,781         --      3,770
                  --------   --------  --------   --------   --------
 Total
  consolidated
  net revenues
  by segment      $ 41,320   $ 13,577  $  6,942   $  3,467   $ 65,306
                  ========   ========  ========   ========   ========
 Segment depreciation
  and
  amortization    $  2,514   $  1,281  $     12   $    159   $  3,966
                  ========   ========  ========   ========
 Plus unallocated
  depreciation and
  amortization                                                    252
                                                             --------
 Total consolidated
  depreciation and
  amortization                                               $  4,218
                                                             ========
 Equity in earnings of
  unconsolidated
  entities        $    831    $    --    $   --    $   --    $    831
                  ========   ========  ========   ========   ========

 Segment income
  (loss) before
   income
   taxes          $ 12,193    $  (269)  $    79   $    127   $ 12,130
                  ========   ========  ========   ========
 Less unallocated
  corporate expenses                                           (4,587)
                                                             --------
 Total consolidated
  income before
  income taxes                                               $  7,543
                                                             ========

 PROCEDURES PERFORMED
 --------------------
                                        Q3, 2004      Q3, 2003
                                        --------      --------
 Lithotripsy                              10,136         9,262
 Orthopaedic ESWS                          1,999         2,399
 Prostate Treatment                        1,020           810

 ----------------------------------
 Martin J. McGahan, President & COO

CONTACT:  HealthTronics Surgical Services, Inc.
          Martin J. McGahan
          President and Chief Operating Officer
          (800) 464-3795 / (770) 419-0691
          Fax: (770) 419-9490
          Web Site:  www.healthtronics.com